                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                                SEI INDEX FUNDS
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                     SAME
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: $125

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

                              BOND INDEX PORTFOLIO

  The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Portfolio. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

  We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Portfolio to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, the Portfolio may bear the expense of follow-up solicitations.

  Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                                SEI Index Funds

                                SEI INDEX FUNDS

                             BOND INDEX PORTFOLIO

Dear Shareholder,

  The attached proxy statement solicits your vote as a Shareholder in the Bond Index Portfolio on an important proposal being recommended by the Board of Trustees. Even if you are not currently a Shareholder in the Portfolio, you are still eligible to vote. Votes are solicited from Shareholders of record as of October 18, 1995.

  A Special Meeting of the Shareholders of the Bond Index Portfolio has been scheduled for Tuesday, December 12, 1995. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card that accompanies the attached proxy statement.

  The attached proxy statement is designed to give you further information relating to the proposal on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposal described in the proxy statement relates to the following matter:

1. THE APPROVAL OF THE SELECTION OF MELLON BOND ASSOCIATES AS THE NEW INVESTMENT ADVISER FOR THE BOND INDEX PORTFOLIO AND A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE PORTFOLIO, AND MELLON BOND ASSOCIATES.

  Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal please call 1-800-DIAL SEI. Thank you for taking the time to consider these important proposals and for your investment in the SEI Index Funds.

                                           Sincerely,

                                           /s/ David G. Lee

                                           David G. Lee
                                           President and Chief Executive Officer
                                           SEI Index Funds

                                SEI INDEX FUNDS
                                2 OLIVER STREET
                               BOSTON, MA 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 12, 1995

  Notice is hereby given that a Special Meeting of Shareholders of the Bond Index Portfolio (the "Portfolio") of SEI Index Funds (the "Trust") will be held at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, December 12, 1995, at 3:30 p.m.

  At the meeting, Shareholders of the Portfolio will be asked to consider a new investment adviser for the Portfolio and a new investment advisory agreement. The specifics of the Proposal are more fully described in the attached Proxy Statement. The Proposal is as follows:

  1. To approve the selection of Mellon Bond Associates as the Investment Adviser to the Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and Mellon Bond Associates.

  In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

                                            BY ORDER OF THE BOARD OF TRUSTEES

                                            RICHARD W. GRANT, SECRETARY

  All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted.

  Shareholders of record at the close of business on October 18, 1995 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

November 2, 1995

                                SEI INDEX FUNDS
                                2 OLIVER STREET
                               BOSTON, MA 02109

                               -----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Index Funds (the "Trust") for use at the Special Meeting of Shareholders of the Bond Index Portfolio (the "Portfolio") to be held on December 12, 1995, at 3:30 p.m., at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Portfolio ("Shareholders") of record at the close of business on October 18, 1995, are entitled to vote at the Meeting. The table below sets forth the approximate number of units of beneficial interest ("shares") issued and outstanding for the Portfolio of the Trust.

                 SHARES OUTSTANDING         NET ASSETS
               AS OF OCTOBER 18, 1995 AS OF OCTOBER 18, 1995
               ---------------------- ----------------------
                   4,132,049.437           $42,993,457

  Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

  In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the Manager and Shareholder Servicing Agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by the Trust. The proxy and this Proxy Statement are being mailed to Shareholders on or about November 2, 1995.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                 INTRODUCTION

  The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Portfolio to vote on the selection of a new investment adviser, and adopt the new investment advisory agreement.

I. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST ON BEHALF OF THE PORTFOLIO AND MELLON BOND ASSOCIATES

  The Board of Trustees is recommending that Shareholders of the Portfolio approve Mellon Bond Associates ("MBA" or the "Adviser") as the investment adviser of the Portfolio and approve the investment advisory agreement between the Trust and the Adviser dated as of October 2, 1995 (the "Investment Advisory Agreement"). The Investment Advisory Agreement is set forth as Exhibit A to this Proxy Statement. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Investment Advisory Agreement with respect to the Portfolio on September 11, 1995. MBA has been serving as investment adviser on an interim basis, pending shareholder approval, since October 2, 1995 and receiving .03% of the average daily net assets of the Portfolio.

  TERMINATION OF PRIOR INVESTMENT ADVISORY AGREEMENT. Prior to October 2, 1995, World Asset Management ("World") served as investment adviser to the Portfolio pursuant to an investment advisory agreement. The Board of Trustees voted on September 11, 1995 to terminate this agreement based upon the Board's determination that selection of MBA to provide investment advisory services as described herein will be in the best interests of the Portfolio.

  DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. MBA discharges its responsibilities subject to the control of, and policies set by, the Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations or duties thereunder.

  COMPENSATION. Under the previous investment advisory agreement, the Trust paid World a fee, calculated daily and paid monthly, at an annual rate of .03% of the average daily net assets of the Portfolio. During the Portfolio's most recent fiscal year, the aggregate advisory fee paid to World and its predecessor, Woodbridge Capital Management, Inc. was, $14,969. Prior to shareholder approval of the Investment Advisory Agreement, the Trust will pay MBA a fee, which is calculated daily and paid monthly, based on an annual percentage rate of .03% of the average daily net assets of the Portfolio. Upon Shareholder approval of the Investment Advisory Agreement, the Trust will pay MBA a fee which is calculated daily and paid monthly, based on an annual percentage rate of .07% of the average daily net assets of the Portfolio. The increase in the investment advisory fee will result in an increase in the total operating expenses of the Portfolio; however, the Board of Trustees determined that the fee increase was justified by the added quantitative analysis and passive fixed income management experience which MBA brings to the Portfolio.

  Fund Expense Comparison (as a percentage of average net assets)

                                                   CURRENT FEES PROPOSED FEES
                                                    & EXPENSES   & EXPENSES
                                                   ------------ -------------
Management/Advisory Fees (after fee waiver)/(1)/       .28%          .32%
12b-1 Fees                                             .05%          .05%
Other Expenses                                         .05%          .05%
                                                       ---           ---
Total Operating Expenses (after fee waivers)/(2)/      .38%          .42%

--------
/(1)/ SFM has waived a portion of its fee, and the management/advisory fees shown reflect this voluntary waiver. SFM reserves the right to terminate its waiver at any time in its sole discretion. Absent such fee waiver, management fees would be .35% for the Portfolio and total management/advisory fees would be .38% under the current arrangement and .42% under the proposed arrangement.

/(2)/ Absent the voluntary fee waivers described above, total operating expenses would be .48% under the current arrangement and .52% under the proposed arrangement.

  DURATION AND TERMINATION. Unless earlier terminated, the Investment Advisory Agreement shall continue in effect as to the Portfolio for an initial term of two years and thereafter for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the vote of the holders of a majority of the outstanding shares of the Portfolio or by the Trustees of the Trust. The Investment Advisory Agreement will terminate automatically and immediately in the event of its assignment. It is terminable at any time without penalty by the Trustees of the Trust or by a vote of a majority of the outstanding shares of the Portfolio on not less than 30 days nor more than 60 days written notice to the adviser. In addition, it is terminable by the Adviser upon 90 days written notice to the Trust.

  DESCRIPTION OF INVESTMENT ADVISER. The sole beneficiary of Mellon Bond Associates, a Pennsylvania business trust, is MBC Investment Corporation, a wholly-owned subsidiary of Mellon Bank Corporation located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258. MBA was established in October, 1986 and is a spin-off of the Institutional Bond Management division of Mellon Bank's Trust and Investment Department.

  MBA personnel implemented one of the first cash matched portfolios in 1978 and, in 1983, became one of the country's first bond index managers. Since that time, MBA has implemented index-portfolios designed to track most popular bond indices.

  As of September 30, 1995, MBA managed in excess of $31 billion. MBA also serves as the investment adviser to one registered investment company with a similar investment objective. The approximate net assets of such funds (or portfolios) and the fee payable by each, are as follows:

       TRUST                           ANNUAL FEE  NET ASSETS
       -----                           ---------- ------------
       Dreyfus Bond Market Index Fund     .06%    $6.5 million

  Listed below are the names and principal occupations of each of the directors and the principal executive officer of the Adviser. The principal business address of each director and the principal executive officer, as it relates to his or her duties at the Adviser, is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258.

      NAME                        TITLE
      ----                        -----
      Phillip R. Roberts          Chairman of the Board of Directors
      Paul R. McCann              Director, President & Chief Executive Officer
      W. Keith Smith              Director

  Trustees' Consideration. At a meeting held on September 11, 1995, the Board of Trustees reviewed MBA's qualifications to act as investment adviser to the Portfolio. In selecting MBA and recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of MBA's key personnel and the quality of services MBA is expected to provide to the Portfolio, as well as other factors relating to MBA's provision of investment advisory services including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of the services expected to be rendered to the Portfolio by MBA; (3) the distinct investment objective and policies of the Portfolio; and (4) other factors deemed relevant. The Trustees also reviewed the fees to be paid to MBA in comparison to those being charged in the relevant segment of the mutual fund business. The Trustees have no material interest in the termination of World or the appointment of MBA.

  In the event Shareholders of the Portfolio do not approve the adoption of the Investment Advisory Agreement, the Trustees will consider the appropriate course of action.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.
                                                  ---

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

  Distribution. SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), acts as the Distributor of the Trust's shares. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI. William M. Doran, a Trustee of the Trust, is a Director and Secretary of SEI.

  Portfolio Transactions. For the Trust's fiscal year ended March 31, 1995, the Portfolio paid no brokerage commissions to affiliates.

  5% Shareholders. As of October 18, 1995, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Portfolios.

       NAME AND ADDRESS                                  PERCENTAGE OF
      OF BENEFICIAL OWNER             NUMBER OF SHARES PORTFOLIO'S SHARES
      -------------------             ---------------- ------------------
Transco & Company                      1,228,880.083         29.74%
 c/o Intrust Bank, N.A.
 P.O. Box 48698
 Wichita, KS 67201
Smith & Co.                              563,140.716         13.63%
 c/o First Security Bank of Utah N/A
 P.O. Box 25297
 Salt Lake City, UT 84125
New Haven Savings Bank                   339,361.069          8.21%
 195 Church Street
 New Haven, CT 06510
SEI Trust Company                        331,346.331          8.02%
 680 East Swedesford Road
 Wayne, PA 19087
West One Bank Idaho N/A                  258,626.785          6.26%
 Trust Dept.
 P.O. Box 7928
 Boise, ID 83707

  The Trust's Trustees and officers beneficially own less than 1% of the shares of the Trust.

  Adjournment. In the event that sufficient votes in favor of the Proposal set forth are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

  Required Vote. Approval of the Proposal with respect to the Portfolio requires the affirmative vote of a majority of the outstanding shares of the Portfolio. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

  Abstentions and "broker non-votes" will not be counted for or against the Proposal to which they relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

  Shareholder Proposals. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

  Other Matters. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                               -----------------

  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                                SEI INDEX FUNDS

  AGREEMENT made this 2nd day of October, 1995 by and between SEI Index Funds, a Massachusetts business trust (the "Trust"), and Mellon Bond Associates (the "Adviser").

  WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

  WHEREAS, the Trust has retained SEI Financial Management Corporation (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

  WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the portfolio(s) listed in Schedule A to this Agreement and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

  NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

  1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Portfolios, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's Officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Trust's prospectus and statement of additional information from time to time. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

  It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934.

  3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

  4. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  5. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

  6. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

  7. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 7, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

  8. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

  9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

  As used in this Section 9, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  10. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  11. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 680 East Swedesford Road, Wayne, PA, Attention: President and if to the Adviser at: One Mellon Bank Center, Suite 4135, Pittsburgh, PA 15258-0001.

  12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, is are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

  No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

  IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be executed as of the day and year first written above.

SEI Index Funds                           Mellon Bond Associates


        /s/ Robert B. Carroll                      /s/ Paul R. McCann
By: _________________________________     By: _________________________________


          Robert B. Carroll                          Paul R. McCann
Name: _______________________________     Name: _______________________________


        /s/ Jennifer L. Klass                      /s/ Robert W. Gray
Attest: _____________________________     Attest: _____________________________


          Jennifer L. Klass                          Robert W. Gray
Name: _______________________________     Name: _______________________________

                       SCHEDULE A DATED OCTOBER 2, 1995
                                    TO THE
                         INVESTMENT ADVISORY AGREEMENT
                             DATED OCTOBER 2, 1995
                                    BETWEEN
                                SEI INDEX FUNDS
                                      AND
                            MELLON BOND ASSOCIATES

  From the effective date of this Investment Advisory Agreement (the "Agreement") until such time as the shareholders of the Portfolio approve the Agreement, the Trust shall, pursuant to Article 3, pay the Adviser compensation at an annual rate as follows:

           Bond Index Portfolio   .03 (in basis points)

  Beginning on the day following the day on which the shareholders approve the Agreement, the Trust shall, pursuant to Article 3, pay the Adviser compensation at an annual rate as follows:

           Bond Index Portfolio   .07 (in basis points)

                                SEI INDEX FUNDS
                             Bond Index Portfolio
                      Special Meeting of the Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 12, 1995

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Bond Index Portfolio (the "Portfolio") of SEI Index Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Tuesday, December 12, 1995 at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the new advisory agreement and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.  To Approve the selection of Mellon Bond Associates as the
             Investment Adviser to the Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio and Mellon Bond Associates.

             ____For     ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:           , 1995
      -----------                        -----------------------------
                                         Signature of Shareholder


                                         -----------------------------
                                         Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.